CENTRE FUNDS

Centre American Select Equity Fund

Centre Global Select Equity Fund

Centre Multi-Asset Real Return Fund

Centre Active U.S. Treasury Fund

Supplement dated December 1, 2014 to

Prospectus and Statement of Additional Information Dated January 17, 2014

Effective December 1, 2014, T. Kirk Barneby, the portfolio manager of Centre Active U.S. Treasury Fund (the “Treasury Fund”), has joined Centre Asset Management, LLC (the “Adviser”) as Investment Director, Fixed Income. In light of this change, the Adviser and Hudson Canyon Investment Counselors, LLC have determined to terminate the subadvisory agreement relating to the Treasury Fund, pursuant to which Hudson Canyon served as subadviser to the Treasury Fund. Accordingly, effective December 1, 2014, all references to “Hudson Canyon,” the “Sub-Adviser” and the “Sub-Advisory Agreement” in each Fund’s Prospectus and Statement of Additional Information are deleted in their entirety.

Mr. Barneby continues to serve as the portfolio manager of the Treasury Fund and is primarily responsible for the day-to-day management of the Treasury Fund’s portfolio.

As of December 1, 2014, the following changes have been made the Prospectus and Statement of Additional Information of the Funds:

The following paragraph replaces the third to last paragraph under “PRINCIPAL RISKS OF INVESTING IN THE FUND” in the summary section of the Prospectus of the Treasury Fund:

Management Risk. Management risk involves the risk that the Fund’s portfolio manager will not be successful in achieving the Fund’s investment objective. The ability of the Fund to meet its investment objective is directly related to the portfolio manager’s implementation of the investment strategies for the Fund. If the Adviser’s investment approach in managing the Fund does not produce the expected results, your investment could be diminished or even lost. Additionally, the Adviser may be limited by legislative, regulatory, or tax developments in connection with its management of the Fund. Furthermore, because the Fund seeks returns relating to changes in interest rates over time, the Fund’s performance may be more adversely affected than that of other funds if the Adviser’s interest rate forecasts are incorrect.

The following paragraphs replace the paragraphs under “MANAGEMENT OF THE FUND’S PORTFOLIO” in the summary section of the Prospectus of the Treasury Fund:

The Adviser, Centre Asset Management, LLC, serves as the Fund’s investment adviser.

The Fund’s portfolio is managed on a day-to-day basis by T. Kirkham Barneby, who has served as the portfolio manager of the Fund since its inception. Mr. Barneby is Investment Director, Fixed Income of the Adviser. Mr. Barneby joined the Adviser in 2014, where he utilizes a proprietary discipline, grounded in the economic theory of interest rate behavior, to manage interest rate exposure or risk.

The Adviser’s investment strategy with respect to the Fund focuses primarily on interest rates, the anticipated direction of interest rates month-over-month, duration, and management of duration. In managing the Fund, the portfolio manager utilizes a highly disciplined approach that is statistically based and employed to forecast the interest rate outlook. This investment methodology is based on the basic economic theory of interest rate behavior and combines measures of economic growth (e.g., employment growth), inflationary expectations (e.g., the behavior of precious metals prices) and certain market based factors (e.g., interest rate trends). The Adviser seeks to identify both the cyclical path of interest rates as well as short term deviations away from the cyclical path.

The section of the Funds’ Prospectus entitled “THE INVESTMENT ADVISERS” has been changed to “THE INVESTMENT ADVISER.”

The following paragraph replaces the second paragraph under “THE INVESTMENT ADVISER – Adviser” in the Funds’ Prospectus:

The Adviser serves as the investment adviser to each Fund pursuant to an investment advisory agreement with the Trust. Subject to the general oversight of the Board of Trustees of the Trust (the “Board”), the Adviser is responsible for, among other things, developing a continuing investment program for the Funds in accordance with their respective investment objectives and reviewing the investment strategies and policies of each Fund.

The following paragraph replaces the paragraph under “THE INVESTMENT ADVISER – Portfolio Management – Treasury Fund” in the Funds’ Prospectus:

T. Kirkham Barneby, the portfolio manager of the Fund, is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Barneby serves as Investment Director, Fixed Income of the Adviser. Prior to joining the Adviser in 2014, Mr. Barneby served as Senior Managing Director and Portfolio Manager at Hudson Canyon Investment Counselors, LLC, where he was responsible for managing private account clients in the Active Interest Rate Management strategy. Prior to that, Mr. Barneby held the title of Chief Strategist & Portfolio Manager, Taxable Fixed Income at American Independence Financial Services. Prior to AIFS, Mr. Barneby was a Managing Member of Old Iron Hill Capital Management, LLC employing quantitatively-oriented fixed income and multi-strategy investment approaches. Previously, he headed an investment group at UBS in New York that managed equity and bond portfolios with roughly $7 billion in assets. Mr. Barneby is a graduate of Southwest Missouri State College—now Missouri State University—with a Bachelor of Science Degree in Mathematics and Economics. Subsequently, he completed all course and exam requirements for a Doctorate in Economics at Oklahoma State University. He is a National Science, NDEA and Woodrow Wilson Fellow.

The second paragraph of the section of the Funds’ Prospectus entitled “THE INVESTMENT ADVISER – Adviser Compensation” is deleted in its entirety.

YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE.